UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 22, 2014

TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9197 S. Peoria Street, Englewood, CO (Address of principal executive offices)	80112-5833 (Zip Code)

Registrant’s telephone number, including area code: 303-397-8100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 22, 2014, TeleTech Holdings, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders voted on the following proposals:

1.     The election of seven directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.  Each director was elected with the votes cast as follows:

Nominee	For	Withheld	Broker Non-Votes
Kenneth D. Tuchman	45,128,104	932,195	2,279,903
James E. Barlett	45,623,419	436,880	2,279,903
Tracy L. Bahl	45,656,254	404,045	2,279,903
Gregory A. Conley	45,502,651	557,648	2,279,903
Robert N. Frerichs	45,624,401	435,898	2,279,903
Shrikant Mehta	44,787,091	1,273,208	2,279,903
Anjan Mukherjee	45,493,566	566,733	2,279,903

2.       The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014.  The appointment was ratified with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
48,300,594	10,423	29,185	—

3.       The approval, on an advisory basis, of the compensation of the Company’s named executive officers.  The compensation was approved, on an advisory basis, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
45,727,908	325,372	7,019	2,279,903

99.27% of shares that voted and 91.93% of shares outstanding voted in favor the Company’s named executive officers’ compensation.

Item 8.01.  Other Material Events.

On May 22, 2014, TeleTech Holdings, Inc. (“TeleTech”) issued a press release announcing that TeleTech’s Board of Directors approved an increase of $25.0 million in the funding available for share repurchases pursuant to TeleTech’s previously announced share repurchase program.  Repurchases under the program may continue to be made through the combination of a 10b5-1 automatic trading plan, open market purchases or private transactions, in accordance with applicable federal securities laws, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended.  The timing of any repurchases and the exact number of shares of common stock to be purchased will be determined by TeleTech’s management, in its discretion, and will depend upon market conditions and other factors.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1 Press Release dated May 22, 2014 Announcing Increased Authorization of $25 Million for Share Repurchases

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TeleTech Holdings, Inc.
(Registrant)

Date: May 22, 2014	By:	/s/ Margaret B. McLean
Margaret B. McLean, Senior Vice President, General Counsel & Corporate Secretary